UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  November 4, 2025

UTAH MEDICAL PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Utah	000-12575	87-0342734
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

7043 South 300 West
Midvale, Utah		84047
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:		Phone: (801) 566-1200

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

ITEM 5.02— DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On October 31, 2025, the Board of Directors of Utah Medical Products, Inc. (UTMD) voted to increase the size of the Board of Directors from five to six members and to appoint Kevin Timken to fill the vacancy created by the increase in the number of directors. Mr. Timken will serve on the Board’s Audit Committee and Compensation and Benefits Committee.

Mr. Timken was Partner, Co-Leader of Securities and Capital Markets at Michael Best & Friedrich, LLP from 2017 to 2025, and Partner, Kruse Land Maycock & Ricks, LLC from 2000 to 2017, during which 25-year time span he advised UTMD on U.S. Securities and Exchange Commission matters.  Mr. Timken obtained a J.D. degree from the University of Utah College of Law in 1997, and a B.A. cum laude in English from the University of Northern Colorado in 1987.

As a member of the Board of directors, Mr. Timken received a grant of 10,000 stock options with an exercise price of $58.10 per share that will vest over a four-year period if he remains a member of the Board of Directors, and will receive the UTMD standard Board Member fee of $7,650 per quarter, which will be pro-rated for the final quarter of 2025.

ITEM 8.01—OTHER EVENTS

On November 4, 2025, Utah Medical Products, Inc. announced that it is increasing its regular quarterly cash dividend.  A dividend of $.31 per share is payable on January 5, 2026 to shareholders of record at the close of business on December 16, 2025.  A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

The following is filed as an exhibit to this report:

Exhibit Number*	Title of Document	Location
Item 99.1	Utah Medical Products, Inc. Appoints Director and Increases Quarterly Cash Dividend	This filing

_______________________________________

*All exhibits are numbered with the number preceding the decimal indicating the applicable SEC reference number in Item 601 and the number following the decimal indicating the sequence of the particular document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UTAH MEDICAL PRODUCTS, INC.

Dated: November 4, 2025	By:	/s/ Kevin L. Cornwell
Kevin L. Cornwell, Chief Executive Officer